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                                                                    Exhibit 10.7

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of July 11, 2006, by and among Crown Crafts, Inc. ("Maker"), Churchill Weavers, Inc., Hamco, Inc. and Crown Crafts Infant Products, Inc. (individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Maker, individually an "Obligor" and collectively the "Obligors"), and Wachovia Bank, National Association, in its capacity as agent for the ratable benefit of the Lenders, as defined below (in such capacity, the "Agent").

                                    RECITALS

     WHEREAS, pursuant to the Payoff Letter, the Agent and the Lenders have agreed to terminate the Existing Documents and accept payment of amounts specified in the Payoff Letter in cash, together with the Subordinated Notes, subject to the conditions set forth therein and herein, and subject to the execution and delivery by the Obligors of this Security Agreement to the Agent for the benefit of the Agent and the Lenders.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.

          "Accounts" means all of each Obligor's present and future: (a) accounts (as defined in the UCC); (b) instruments, documents, chattel paper (including electronic chattel paper) (all as defined in the UCC); (c) unpaid seller's or lessor's rights (including rescission, replevin, reclamation, repossession and stoppage in transit) relating to the foregoing or arising therefrom; (d) rights to any goods represented by any of the foregoing, including rights to returned, reclaimed or repossessed goods; (e) guaranties, other supporting obligations, payment intangibles and letter of credit rights (all as defined in the UCC); (f) insurance policies or rights relating to any of the foregoing; (g) general intangibles pertaining to any of the foregoing (including rights to payment, including those arising in connection with bank and non-bank credit cards), and all books and records and any electronic media and software relating thereto; (h) notes, deposits or other property of each Obligor's account debtors securing the obligations owed by such account debtors to such Obligor; and (i) all Proceeds of any of the foregoing.

          "Agent" has the meaning set forth in the preamble hereto.

          "Casualty Proceeds" means (a) payments or other proceeds from an insurance carrier with respect to any loss, casualty or damage to Collateral, and (b) payments received on account of any condemnation or other governmental taking of any of the Collateral.

          "Collateral" means, collectively, all present and future Accounts, Factored Accounts, Equipment, Inventory and other Goods, Documents of Title, General Intangibles, Investment Property, Real Estate and Other Collateral.

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          "Contribution Agreement" means the Contribution Agreement of even date herewith, executed and delivered by the Obligors.

          "Copyrights" means all of each Obligor's present and hereafter acquired copyrights, copyright registrations, recordings, applications, designs, styles, licenses, marks, prints and labels bearing any of the foregoing, all reissues and renewals thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other Proceeds of any of the foregoing.

          "Depository Account" means each "Depositary Account" established pursuant to and as defined in the Senior Credit Agreement, over which control in favor of the Agent (subject to the prior control established in favor of the Senior Creditor) shall be established pursuant to one or more Depositary Account Control Agreements.

          "Depository Account Control Agreement" shall mean a three-party agreement in form and substance satisfactory to the Agent among the Agent, the applicable Obligor and the bank which will maintain a Depository Account, (a) which provides the Agent with control of such Depository Account (subject to the prior control established in favor of the Senior Creditor), and (b) pursuant to which such bank agrees that (i) all cash, checks, wires and other items received or deposited into the Depository Account are the property of the Agent (subject to the interests of the Senior Creditor), and (ii) except for the prior lien of the Senior Creditor or as otherwise provided in the Depository Account Control Agreement, such bank has no lien upon, or right of set off against, the Depository Account and any cash, checks, wires and other items from time to time on deposit therein.

          "Documents of Title" means all each Obligor's present and future documents (as defined in the UCC), and any and all warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or non-negotiable, together with all Inventory and other Goods relating thereto, and all Proceeds of any of the foregoing.

          "Equipment" means all of each Obligor's present and hereafter acquired equipment (as defined in the UCC) including, without limitation, all machinery, equipment, rolling stock, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all Proceeds of any of the foregoing.

          "Existing Documents" means the "Existing Credit Agreement", the "Note Purchase Agreement", and the other "Transaction Documents", as those terms are defined in the Payoff Letter.

          "Event of Default" has the meaning set forth in Article 4 hereof.

          "Factored Accounts" has the meaning set forth in the Senior Credit Agreement.


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          "Factoring Credit Balances" has the meaning set forth in the Senior
     Credit Agreement.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time and for the period as to which such accounting principles are to apply.

          "General Intangibles" means all of each Obligor's present and hereafter acquired general intangibles (as defined in the UCC), and shall include, without limitation, all present and future right, title and interest in and to: (a) all Trademarks, (b) Patents, utility models, industrial models, and designs, (c) Copyrights, (d) trade secrets, (e) licenses, permits and franchises, (f) any other forms of intellectual property, (g) all customer lists, distribution agreements, supply agreements, blueprints, indemnification rights and tax refunds, (h) all monies and claims for monies now or hereafter due and payable in connection with the foregoing, including, without limitation, payments for infringement and royalties arising from any licensing agreement between any Obligor and any licensee of any of such Obligor's General Intangibles, (i) the Factoring Credit Balances and (j) all Proceeds of any of the foregoing.

          "Goods" means all of each Obligor's present and hereafter acquired "Goods", as defined in the UCC, and all Proceeds thereof.

          "Inventory" means all of the Obligors' present and hereafter acquired inventory (as defined in the UCC), including, without limitation, all merchandise and inventory in all stages of production (from raw materials through work in process to finished goods), and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping of the foregoing, and all Proceeds of any of the foregoing.

          "Investment Property" means all of each Obligor's present and hereafter acquired "Investment Property", as defined in the UCC, together with all stock and other equity interests in the Obligors' subsidiaries, and all Proceeds thereof.

          "Lenders" means (i) Wachovia Bank, National Association, Banc of America Strategic Solutions, Inc., and The Prudential Insurance Company of America, as holders of the Subordinated Notes, and (ii) any successors or assigns of any of them.

          "Obligations" means: (a) the principal of the Subordinated Notes; (b) any and all other indebtedness, obligations and liabilities which may be owed by the Obligors (or any of them) to the Agent or the Lenders and arising out of, or incurred in connection with any of the Subordinated Note Documents (including all Out-of-Pocket Expenses), whether (i) now in existence or incurred by the Obligors (or any of them) from time to time hereafter, (ii) secured by pledge, lien upon or security interest in any Obligor's assets or property or the assets or property of any other person, firm, entity or corporation, (iii) such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect, or
     (iv) the Obligors are liable to the Agent or the Lenders for such indebtedness as principal, surety, endorser, guarantor or otherwise, including


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     under the Subordinated Note Guaranty; (c) all indebtedness, obligations and liabilities owed by the Obligors (or any of them) to the Agent or the Lenders under any other agreement or arrangement now or hereafter entered into between the Obligors (or any of them), on the one hand, and the Agent or the Lenders, on the other hand, provided that such agreement or arrangement relates to the transactions contemplated by the Subordinated Note Documents; and (d) indebtedness, obligations and liabilities incurred by, or imposed on, the Agent or the Lenders as a result of environmental claims relating to any Obligor's operations, premises or waste disposal practices or disposal sites with respect to any Owned Real Estate on which an Obligor has granted the Agent a mortgage.

          "Other Collateral" means all of each Obligor's: (a) present and hereafter established lockbox, blocked account and other deposit accounts maintained with any bank or financial institution into which the proceeds of Collateral are or may be deposited (including the Depository Accounts);
     (b) cash and other monies and property in the possession or control of the Agent or any of the Lenders or the Senior Creditor, as agent for the Lenders (including negative balances in the "Revolving Loan Account" under the Senior Credit Agreement and cash collateral held by the Senior Creditor pursuant to the Senior Credit Agreement); (c) books, records, ledger cards, disks and related data processing software at any time evidencing or containing information relating to any of the Collateral described herein or otherwise necessary or helpful in the collection thereof or realization thereon; and (d) all Proceeds of any of the foregoing.

          "Out-of-Pocket Expenses" means all of the Agent's and the Lenders' present and future costs, fees and expenses actually incurred in connection with the Subordinated Note Documents, including, without limitation, (a) the cost of lien searches (including tax lien and judgment lien searches), pending litigation searches and similar items (unless copies of those obtained by or for the Senior Creditor are furnished to the Agent), (b) fees and taxes imposed in connection with the filing of any additional financing statements or other personal property security documents; (c) note taxes, intangible taxes and mortgage or recording taxes and fees; (d) all costs that the Agent or the Lender may incur to maintain the Required Insurance, and all reasonable costs, fees and expenses incurred by the Agent or the Lenders in connection with the collection of Casualty Proceeds and the monitoring of any repair or restoration of any Real Estate; (e) all reasonable costs, fees, expenses and disbursements of outside counsel hired by the Agent and the Lenders to consummate the transactions contemplated by this Financing Agreement (including the documentation and negotiation of the Subordinated Note Documents and all amendments, supplements and restatements thereto or thereof), and to advise the Agent and the Lenders as to matters relating to the transactions contemplated hereby; (f) all costs, fees and expenses incurred by the Agent or the Lenders in connection with any action taken under Section 5 hereof; and (g) without duplication, all costs, fees and expenses incurred by the Agent or the Lenders in connection with the collection, liquidation, enforcement, protection and defense of the Obligations, the Collateral and the Agent's and the Lenders' rights under the Subordinated Note Documents, including, without limitation, all reasonable fees and disbursements of in-house and outside counsel to the Agent and the Lenders incurred as a result of a workout, restructuring, reorganization, liquidation, insolvency proceeding and in any appeals arising therefrom, whether incurred before, during or after the termination of the Subordinated Note Documents or the commencement of any case with respect to the Obligors (or any of


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     them) or any subsidiary of an Obligor (as the case may be) under the United
     States Bankruptcy Code or any similar statute.

          "Owned Real Estate" has the meaning set forth in the definition of "Real Estate".

          "Patents" means all of the Obligors' present and hereafter acquired patents, patent applications, registrations, all reissues and renewals thereof, all licenses thereof, all inventions and improvements claimed thereunder, all general intangible, intellectual property and other rights of any Obligor with respect thereto, and all income, royalties and other Proceeds of the foregoing.

          "Payoff Letter" means the letter dated as of July 11, 2006, from the Agent (in its capacity as "Agent" and "Collateral Agent") under the Existing Documents) to the Obligors and the Senior Creditor.

          "Permitted Encumbrances" means: (a) all liens existing on the date hereof on specific items of Equipment; (b) Purchase Money Liens; (c) statutory liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like liens imposed by law, created in the ordinary course of business and securing amounts not yet due (or which are being contested in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such liens), and with respect to which adequate reserves or other appropriate provisions are being maintained by the Obligors in accordance with GAAP; (d) deposits made (and the liens thereon) in the ordinary course of business of any Obligor (including, without limitation, security deposits for leases, indemnity bonds, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts; (e) liens granted to the Senior Creditor pursuant to the Senior Credit Agreement; (f) liens of judgment creditors, provided that such liens do not exceed $50,000 in the aggregate at any time (other than liens bonded or insured to the reasonable satisfaction of the Senior Creditor); (g) Permitted Tax Liens; (h) liens granted to the Agent hereunder; and (i) easements (including, without limitation, reciprocal easement agreements and utility agreements), encroachments, minor defects or irregularities in title, variation and other restrictions, charges or encumbrances (whether or not recorded) affecting the Real Estate, if applicable, and which in the aggregate (i) do not materially interfere with the occupation, use or enjoyment by any Obligor of its business or property so encumbered and (ii) do not materially and adversely affect the value of such Real Estate.

          "Permitted Tax Liens" means liens for Taxes not due and payable and liens for Taxes that any Obligor is contesting in good faith, by appropriate proceedings which are sufficient to prevent imminent foreclosure of such liens, and with respect to which adequate reserves are being maintained by such Obligor in accordance with GAAP; provided that in either case, such liens (a) are not filed of record in any public office,
     (b) other than with respect to Real Estate, are not senior in priority to the liens granted by any of such Obligors to the Agent, or (c) do not secure taxes owed to the United States of


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     America (or any department or agency thereof) or any State or State authority, if applicable State law provides for the priority of tax liens in a manner similar to the laws of the United States of America.

          "Proceeds" has the meaning given to such term in the UCC, including, without limitation, all Casualty Proceeds.

          "Purchase Money Liens" means liens on any item of Equipment acquired by an Obligor after the date hereof, provided that (a) each such lien shall attach only to the Equipment acquired, (b) a description of the Equipment so acquired is furnished by the Obligors to the Agent, and (c) the indebtedness incurred by the Obligors in connection with such acquisitions shall not exceed $50,000 in the aggregate in any fiscal year of the Obligors.

          "Real Estate" means all of the Obligors' present and future fee and leasehold interests in real property, including the real property owned by Weavers as of the date hereof and described on Schedule A attached hereto that will be subjected to a mortgage or deed of trust in favor of the Agent, subject to the prior mortgage in favor of the Senior Creditor (the "Owned Real Estate").

          "Replacement Facility" means any secured credit facility that the Maker may obtain in the future in replacement of the facility provided by The CIT Group/Commercial Services, Inc. pursuant to the initial Senior Credit Agreement, whether or not such facility is obtained on the date of termination of the initial Senior Credit Agreement with The CIT Group/Commercial Services, Inc. and payment in full of the obligations thereunder or at a later date, which shall enjoy the benefits of a Replacement Subordination Agreement.

          "Replacement Subordination Agreement" means a subordination agreement relating to a Replacement Facility to be executed and delivered by the Lenders on substantially similar terms and conditions as the initial Subordination Agreement.

          "Required Insurance" has the meaning provided for in Section 3.10 hereof.

          "Senior Credit Agreement" means the Financing Agreement dated as of even date herewith among the Obligors, as Borrowers and the Senior Creditor, as it may from time to time after the date hereof be amended, restated, supplemented, extended, renewed, replaced or otherwise modified in compliance with the terms of this Agreement, including any credit agreement for a Replacement Facility.

          "Senior Creditor" means (i) The CIT Group/Commercial Services, Inc., as the Senior Creditor under the Subordination Agreement, and its successors and assigns in such capacity, and (ii) any senior creditor (or agent for senior creditors) under any Replacement Facility.

          "Subordinated Notes" means the Subordinated Secured Promissory Notes of even date herewith in the aggregate amount of $4,000,000 issued by the Maker to the Lenders and all notes issued in substitution or replacement thereof, as any of the foregoing may


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     from time to time be amended, restated, supplemented or otherwise modified in compliance with the terms of the Subordination Agreement.

          "Subordinated Note Documents" means the Subordinated Notes, the Subordinated Note Guaranty, the Contribution Agreement, this Security Agreement and the mortgage referred to in Section 2.1(j) hereof.

          "Subordinated Note Guaranty" means the Guaranty Agreement of even date herewith, executed and delivered by the Guarantors in favor of the Agent, for the ratable benefit of the Lenders, unconditionally and jointly and severally guaranteeing payment of the Subordinated Notes and the other Obligations.

          "Subordination Agreement" means (i) the Subordination Agreement of even date herewith by and among the Lenders, as "Subordinated Creditors", and The CIT Group/Commercial Services, Inc., as the Senior Creditor under the Subordination Agreement, and (ii) any Replacement Subordination Agreement.

          "Taxes" means all federal, state, municipal and other governmental taxes, levies, charges, claims and assessments which are or may be owed or collected by the Obligors with respect to their business, operations, Collateral or otherwise.

          "Trade Accounts Receivable" means that portion of each Obligor's Accounts which arises from the sale of Inventory or the rendition of services in the ordinary course of such Obligor's business. For the avoidance of doubt, after a Trade Account Receivable has become a Factored Account, it is no longer a Trade Account Receivable.

          "Trademarks" means all of the Obligors' present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues and renewals thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other Proceeds of any of the foregoing.

          "UCC" means the Uniform Commercial Code as the same may be amended and in effect from time to time in the State of New York.

          "Weavers" means Churchill Weavers, Inc.

     2. Conditions Precedent to Termination of Existing Documents. The obligation of the Lenders to terminate the Existing Documents and accept payment of amounts specified in the Payoff Letter in cash, together with the Subordinated Notes, is subject to the satisfaction or waiver in writing by the Agent of the following conditions precedent:

          (a) Lien Searches. The Agent shall have received tax lien, judgment lien and Uniform Commercial Code searches from all jurisdictions reasonably required by the Agent, and such searches shall verify that the Agent has a second (by virtue of the


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     Subordination Agreement) priority security interest in the Collateral, subject to Permitted Encumbrances. Copies of those obtained by or for the Senior Creditor will be acceptable.

          (b) Casualty Insurance. Each Obligor shall have delivered to the Agent evidence satisfactory to the Agent that all Required Insurance is in full force and effect, and the Agent shall have confirmed that the Agent and the Lenders, as appropriate, have been named as loss payee or additional insured with respect to the Required Insurance in a manner satisfactory to the Agent.

          (c) UCC Filings. The Obligors acknowledge and agree that the Agent and the Lenders shall rely on existing UCC filings made in connection with the Existing Documents to perfect the security interest granted pursuant hereto.

          (d) Resolutions. The Agent shall have received a copy of the resolutions of the Board of Directors of each Obligor authorizing the execution, delivery and performance of the Subordinated Note Documents to be executed by each Obligor, certified by the Secretary or Assistant Secretary of each Obligor as of the date hereof, together with a certificate of such Secretary or Assistant Secretary as to the incumbency and signature of the officer(s) executing the Subordinated Note Documents on behalf of each Obligor.

          (e) Organizational Documents. The Agent shall have received a copy of the Certificate or Articles of Incorporation of each Obligor, certified by the applicable authority in each Obligor's State of incorporation, and copies of the by-laws (as amended through the date hereof) of each Obligor, certified by the respective Secretary or an Assistant Secretary thereof.

          (f) Officer's Certificate. The Agent shall have received an executed Officer's Certificate of each Obligor, satisfactory in form and substance to the Agent, certifying that as of the date hereof, (i) the representations and warranties contained herein are true and correct in all material respects, (ii) each Obligor is in compliance with all of the terms and provisions set forth herein and (iii) no Event of Default has occurred.

          (g) Subordinated Note Documents. Receipt by the Agent, for the ratable benefit of the Lenders, of the Subordinated Note Documents, duly executed and delivered by the Obligors party thereto.

          (h) Depository Accounts. (i) The Obligors or the Senior Creditor shall have established one or more Depository Accounts with respect to the collection of Trade Accounts Receivable and the deposit of proceeds of Collateral, and (ii), unless any such Depository Account is established with the Agent, except with respect to the Kentucky Depository Account (as defined in Section 3.6 below), the Agent, the Senior Creditor (as applicable), the applicable Obligor and each depository bank shall have entered into a Depository Account Control Agreement with respect to such Depository Account.

          (i) Legal Restraints/Litigation. As of the date hereof, there shall be no (x) injunction, writ or restraining order restraining or prohibiting the execution, delivery and performance of the Subordinated Note Documents, or
     (y) suit, action, investigation or


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     proceeding (judicial or administrative) pending against any Obligor, any subsidiary of any Obligor or any of their assets, which, in the good faith opinion of the Agent, if adversely determined, could reasonably be expected to have a material adverse effect on either (i) the business, condition (financial or otherwise), operations, performance, properties or prospects of any Obligor, (ii) the ability of any Obligor to perform its obligations under the Subordinated Note Documents, (iii) the value of the Collateral or
     (iv) the ability of the Agent or the Lenders to enforce the Obligations or the rights and remedies of the Agent or the Lenders under the Subordinated Note Documents.

          (j) Mortgages. Weavers shall have executed and delivered to the Agent executed mortgages and deeds of trust in form and substance satisfactory to the Agent covering the Owned Real Estate.

     3. Collateral.

     3.1 Grant of Security Interest. (a) As security for the prompt payment in full of all Obligations, each Obligor hereby pledges and grants to the Agent, for the ratable account of the Lenders, a continuing general lien upon, and security interest in, all of the Collateral in which such Obligor has rights.

     (b) Extent of Security Interests. The security interests granted hereunder shall extend and attach to:

     (i) all Collateral which is presently in existence or hereafter acquired and which is owned by any Obligor or in which any Obligor has any interest, whether held by such Obligor or by others for such Obligor's account, and wherever located, and, if any Collateral is Equipment, whether such Obligor's interest in such Equipment is as owner, lessee or conditional vendee;

     (ii) all Equipment whether the same constitutes personal property or fixtures, including, but without limiting the generality of the foregoing, all dies, jigs, tools, benches, molds, tables, accretions, component parts thereof and additions thereto, as well as all accessories, motors, engines and auxiliary parts used in connection with, or attached to, the Equipment; and

     (iii) all Inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either the Agent or the Obligors from the Obligors' customers, as well as to all supplies, goods, incidentals, packaging materials, labels and any other items which contribute to the finished goods or products manufactured or processed by the Obligors, or to the sale, promotion or shipment thereof.

     3.2 Limited License. Regardless of whether the Agent's security interests in any of the General Intangibles has attached or is perfected, each Obligor hereby irrevocably grants to the Agent a royalty-free, non-exclusive license to use such Obligor's Trademarks, Copyrights, Patents and other proprietary and intellectual property rights, in connection with the (i) advertisement for sale, and the sale or other disposition of, any finished goods Inventory by the Agent in accordance with the provisions of this Financing Agreement, and (ii) the manufacture, assembly, completion and preparation for sale of any unfinished Inventory by the Agent in accordance with the provisions of this Financing Agreement.


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     3.3 Representations and Warranties Regarding Collateral Generally. The
Obligors represent and warrant to the Agent that except for the Permitted Encumbrances, (i) the UCC financing statements filed in connection with the Existing Documents, together with this Security Agreement, create a valid, perfected, second priority (subject to the security interests of the Senior Creditor) security interest in all personal property of the Obligors as to which perfection may be achieved by filing, (ii) the Agent's security interests in the Collateral constitute, and will at all times constitute second priority (subject to the security interests of the Senior Creditor) liens on the Collateral, and
(iii) each Obligor is, or will be at the time additional Collateral is acquired by such Obligor, the absolute owner of such additional Collateral with full right to pledge, sell, transfer and create a security interest therein, free and clear of any and all claims or liens other than Permitted Encumbrances.

     3.4 Covenants and Agreements Regarding Trade Accounts Receivable and Inventory. Each Obligor agrees to maintain such books and records regarding Trade Accounts Receivable and Inventory as the Agent reasonably may require and agrees that the books and records of such Obligor will reflect the Agent's interest in the Trade Accounts Receivable and Inventory. In support of the continuing assignment and security interest of the Agent in the Trade Accounts Receivable and Inventory, the Obligors agree to deliver to the Agent, upon request, all of the schedules, reports and other information described in
Section 7.2(g) of the Senior Credit Agreement (or any similar provision in any Replacement Facility). The Obligors' failure to maintain their books in the manner provided herein or to deliver to the Agent any of the foregoing information shall in no way affect, diminish, modify or otherwise limit the security interests granted to the Agent in the Trade Accounts Receivable and Inventory.

     3.5 General Intangibles. Each Obligor represents and warrants to the Agent that as of the date hereof, such Obligor possesses all General Intangibles necessary to conduct its business as presently conducted. Each Obligor agrees to maintain such Obligor's rights in, and the value of, all such General Intangibles, and to pay when due all payments required to maintain in effect any licensed rights. The Obligors shall provide the Agent with adequate notice of the acquisition of rights with respect to any additional Patents, Trademarks and Copyrights so that the Agent may, to the extent permitted under the documentation granting such rights or applicable law, perfect its security interest in such rights in a timely manner.

     3.6 Depository Accounts. If at any time a Depository Account is established with a bank or other depository institution other than the Agent, the Obligors will promptly execute and deliver to the Agent a Depository Account Control Agreement with respect to such Depository Account; provided, however, with respect to the Depository Account held at the People's Bank of Kentucky ("Kentucky Depository Account"), the Obligors shall within ninety (90) days of the date hereof either (i) deliver to the Agent a Depository Account Control Agreement or (ii) close such Depository Account.

     3.7 Reference to Other Subordinated Debt Documents. Reference is hereby made to the other Subordinated Debt Documents for additional representations, covenants and other agreements of the Obligors regarding the Collateral covered by such Subordinated Debt Documents.

     3.8 Credit Balances; Additional Collateral.

     (a) The rights and security interests granted to the Agent hereunder shall continue in full force and effect until the termination of this Security Agreement and the full and final payment and satisfaction of the Obligations. Any other property or assets of the Obligors (or any of them) in the possession of the Agent may be held by the Agent as Other Collateral, and applied in whole or partial satisfaction of such Obligations when due, subject to the terms of this Security Agreement and the Subordination Agreement. The liens and security interests granted to the Agent herein and any other lien or security interest which the Agent may have in any other assets of the Obligors secure payment and performance of all present and future Obligations.

     (b) Notwithstanding the Agent's security interests in the Collateral, to the extent that the Obligations are now or hereafter secured by any assets or property other than the Collateral, or by the guaranty, endorsement, assets or property of any other person, subject to the Subordination Agreement, the Agent shall have the right in its sole discretion to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of such rights, security, liens, security interests or remedies, or any of the Agent's rights under this Security Agreement.

     3.9 Further Assurances. Each Obligor agrees to comply with the requirements of all state and federal laws in order to grant to the Agent valid and perfected first priority security interests in the Collateral, subject only to the Permitted Encumbrances. The Agent is hereby authorized by the Obligors to file any financing statements, continuations and amendments covering the Collateral without the Obligors' signatures in accordance with the provisions of the UCC. The Obligors agree to do whatever the Agent reasonably may request from time to time, by way of (i) filing notices of liens, financing statements, amendments, renewals and continuations thereof, (ii) cooperating with the Agent's agents and employees, (iii) keeping Collateral records, (iv) subject to the Subordination Agreement, transferring proceeds of Collateral to the Agent's possession in accordance with the terms hereof and (v) performing such further acts as the Agent reasonably may require in order to effect the purposes of this Security Agreement, including the execution of control agreements with respect to Depository Accounts and Investment Property.

     3.10 Insurance. The Obligors agree to maintain insurance on all Real Estate, Equipment and Inventory under such policies of insurance, with such insurance companies, in such reasonable amounts and covering such insurable risks as are at all times reasonably satisfactory to the Agent (the "Required Insurance"). All policies covering the Real Estate, Equipment and Inventory are, subject to the rights of any holder of a Permitted Encumbrance having priority over the security interests of the Agent (including the Senior Creditor, and subject to the Subordination Agreement), to be made payable solely to the Agent, in case of loss, under a standard non-contributory "mortgagee", "secured party" or "lender's loss payable" clause or endorsement, and are to contain such other provisions as the Agent reasonably may require to fully protect the Agent's interest in the Real Estate, Inventory and Equipment and to any payments to be made under such policies. Each loss payable endorsement in favor of the Agent shall provide (x) for not less than thirty (30) days prior written notice to the Agent of the exercise of any right of cancellation and (y) that the Agent's right to payment under any property insurance policy will not be invalidated by any act or neglect of, or any breach of warranty or condition by, the Obligors (or any of them) or any other party. If an Event of Default shall have occurred and remain outstanding, the Agent, subject to the rights of any holder of a Permitted Encumbrance having priority over the security interests of the Agent (including the Senior Creditor, and subject to the Subordination Agreement), shall have the sole right, in the name of the Agent or the Obligors (or any of them), to file claims under any insurance policies, to receive, receipt and give acquittances for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

     4. Events of Default.

     The term "Event of Default" means (i) the occurrence of any "Change in Control" or "Bankruptcy Event", as those terms are defined in the Subordinated Notes (but the term "Bankruptcy Event" shall be deemed to refer to each Obligor for purposes hereof), or (ii) any representation and warranty contained in any of the Subordinated Debt Documents is untrue or misleading in any material respect, or (iii) any material breach occurs under any of the Subordinated Note Documents and is not cured within 30 days after receipt of notice from the Agent of the existence thereof).

     5. Remedies.

          (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, but subject to the Subordination Agreement, the Agent and the Lenders shall have, in addition to the rights and remedies provided herein, in the Subordinated Note Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Agent at the expense of the Obligors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. Neither the Agent's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral shall be considered to affect the commercial reasonableness of such sale. In addition to all other sums due the Agent and the Lenders with respect to the Obligations, the Obligors shall pay the Agent and each of the Lenders all Out-of Pocket Expenses incurred by the Agent or any such Lender. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Obligors in accordance with the notice provisions of the Subordinated Notes at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Agent and any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the Lenders may further postpone such sale by announcement made at such time and place.

          (b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Agent has exercised any or all of its rights and remedies hereunder, subject to the Subordination Agreement, the Agent shall have the right to (i) enforce any Obligor's rights against any account debtors and obligors on such Obligor's Accounts (ii) notify (or cause its designee to notify) any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Agent or of the Agent's security interest therein, (iii) (either in its own name or in the name of an Obligor or both) demand, collect, receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and (iv) in the Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Agent in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that such Obligor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. The Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Agent or the Lenders (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

          (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Agent exercises its right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining inventory records.

          (d) Nonexclusive Nature of Remedies. Failure by the Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Subordinated Note Document or as provided by law, or any delay by the Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Lenders, nor any party acting as attorney for the Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

          (e) Retention of Collateral. The Agent may, subject to the Subordination Agreement and after providing the notices required by Section 9-620 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in full or partial satisfaction of the Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Obligations for any reason.

          (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with the related Out-of Pocket Expenses. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

          (g) Other Security. To the extent that any of the Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and personal property owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right, subject to the Subordination Agreement, to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Obligations under this Security Agreement or under any other of the Subordinated Note Documents.

     6. Rights of the Agent.

          (a) Power of Attorney. Each Obligor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default, subject to the Subordination Agreement,:

               (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Agent may reasonably determine;

               (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

               (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

               (iv) to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

               (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes;

               (vi) to adjust and settle claims under any insurance policy relating thereto;

               (vii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

               (viii) to institute any foreclosure proceedings that the Agent may deem appropriate; and

               (ix) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

     This power of attorney is a power coupled with an interest and shall be irrevocable until all Obligations have been satisfied. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

          (b) Assignment by the Agent. Subject to the terms of the Subordination Agreement and the consent of the Lenders, the Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

          (c) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 5 hereof, the Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

     7. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all Out-of-Pocket Expenses incurred in connection therewith, all of which costs and expenses shall constitute Obligations hereunder.

     8. Continuing Agreement.

          (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until terminated in writing by the Agent. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

          (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations.

     9. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except in a writing executed by the Agent and the Obligors; provided, however, that, notwithstanding any provision hereof to the contrary, this Security Agreement shall terminate as to Weavers, which shall thereupon no longer be bound hereby, immediately upon the occurrence of any of the following transactions that is consented to by the Senior Creditor: (i) a sale of all or substantially all of the stock of Weavers; (ii) a merger or other business combination involving Weavers; or (iii) the liquidation of Weavers. The Agent agrees to take such further actions and to execute such documents as the Maker or Churchill may reasonably request in order to acknowledge and confirm the termination of this Security Agreement with respect to Weavers pursuant to this
Section 9.

     10. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each of the parties hereto, and their respective successors and assigns, and shall inure, together with all rights and remedies of each of the parties hereto and their respective permitted successors and assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender. To the fullest extent permitted by law, each Obligor hereby releases the Agent and each Lender, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent or such Lender or their respective officers, employees and agents.

     11. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 16 of the Subordinated Notes (and the address set forth therein for the Maker shall constitute the notice address for each of the other Obligors).

     12. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

     13. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

     14. Governing Law; Waiver of Jury Trial, Submission to Jurisdiction and Service of Process. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OBLIGOR AND THE AGENT EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE SUBORDINATED NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH OBLIGOR HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN NO EVENT WILL THE AGENT OR THE LENDERS BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

     15. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     16. Entirety. This Security Agreement and the other Subordinated Note Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any correspondence relating to the Subordinated Note Documents or the transactions contemplated herein and therein.

     17. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Subordinated Note Documents and the delivery of the Subordinated Notes.

     18. Marshalling. Neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Obligor or any other Person or against or in payment of any or all of the Obligations.

                  [remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:                               CROWN CRAFTS, INC.,
                                        a Delaware corporation


                                        By: /s/ E. Randall Chestunt
                                            ------------------------------------
                                        Name: E. Randall Chestunt
                                        Title: President & CEO


                                        CHURCHILL WEAVERS, INC.
                                        a Kentucky corporation


                                        By: /s/ E. Randall Chestunt
                                            ------------------------------------
                                        Name: E. Randall Chestunt
                                        Title: Vice President


                                        HAMCO, INC.
                                        a Louisiana corporation


                                        By: /s/ E. Randall Chestunt
                                            ------------------------------------
                                        Name: E. Randall Chestunt
                                        Title: President & CEO


                                        CROWN CRAFTS INFANT PRODUCTS, INC.
                                        a Delaware corporation


                                        By: /s/ E. Randall Chestunt
                                            ------------------------------------
                                        Name: E. Randall Chestunt
                                        Title:Vice President

     Accepted and agreed to as of the date first above written.

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Agent


                                        By: /s/ J. Patrick Moody
                                            ------------------------------------
                                        Name: J. Patrick Moody
                                        Title: Vice President

                              APPOINTMENT OF AGENT

Each of the undersigned Lenders hereby appoints Wachovia Bank, National Association, as the Agent for it under each of the Subordinated Note Documents, and hereby agrees to indemnify the Agent from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Agent because of the maintenance of the foregoing arrangements except as relating to or arising out of its gross negligence or willful misconduct or its officers, employees or agents.

LENDERS:                                WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By: /s/ J. Patrick Moody
                                            ------------------------------------
                                        Name: J. Patrick Moody
                                        Title: Vice President


                                        BANC OF AMERICA STRATEGIC SOLUTIONS,
                                        INC.


                                        By: /s/ Kevin M. Behan
                                            ------------------------------------
                                        Name: Kevin M. Behan
                                        Title: Senior Vice President


                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                        AMERICA


                                        By: /s/ Billy Greer
                                            ------------------------------------
                                        Name: Billy Greer
                                        Title: Sr. Vice President